SASCO 2005-GEL2
Credit Risk Manager Report
October 2005

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Table of Contents
Section One Executive Summary
Section Two Prepayment Premium Analysis
Section Three Loan-Level Report
Section Four Analytics

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





Section One
Executive Summary

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




SASCO 2005-GEL2 Executive Summary October 2005
Transaction Summary
Closing Date:                   04/29/2005
Depositor:                      Structured Asset Securities Corporation
Trustee(s):                     U. S. Bank
Master Servicer:                Aurora Loan Services Master Servicing
Servicer(s):                    Aurora Loan Services, COLONIAL MORTGAGE GROUP,
Inc.,
                                Ocwen Financial Services,
                                Wells Fargo / ASC, Wells Fargo Bank, N.A.
Mortgage Insurer(s):            CA Housing Insurance Fund, General Electric
                                Mortgage Insurance,Mortgage Guaranty Insurance
				Corporation, PMI Mortgage Insurance Co.,
                                Republic Mortgage Insurance Company, United
				Guaranty ResidentialInsurance Company
Delinquency Reporting Method:   OTS1


Collateral Summary

		   Closing Date     2 9/30/2005  9/30/2005 as a Percentage of
                                                        Closing Date
Collateral Balance  $197,188,675    $134,707,266 	   68.31%
Loan Count             1,236            1,012              81.88%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Second Lien Statistics
				Loan Count   Summed Balance
Total Outstanding Second Liens   279           $6,727,178
30 Days Delinquent                10             $289,329
60 Days Delinquent                 1               $7,486
90+ Days Delinquent                8             $203,809


Delinquencies
		   30  60  90+   F    R
As Reported on
Remittance:        43  11   20   28   0

As Reported by
the Servicer:      44  13   22   28   0
Difference:*        1   2    2    0   0
*Differences result from the Trustee reporting loans in bankruptcy separately.


Prepayments
Distribution Date Beginning Collateral  Total Prepayments  Percentage of
                        Balance                              Prepayment

  10/25/2005       $139,772,225          $5,038,515            3.60%
  9/25/2005        $144,849,373          $4,729,783            3.27%
  8/25/2005        $151,320,724          $6,109,595            4.04%

Prepayment Premium Analysis
In the 10/25/2005 remittance, four loans were paid off with active prepayment flags, all of which had premiums remitted totaling $14,646. Please refer to the prepayment premium analysis section of this report for additional information on the loans that were paid off in September 2005.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





Loss Analysis
As of the 10/25/2005 distribution, no losses have passed through to the trust. A monthly loss distribution graph will be included with this report beginning with the month in which the first loss occurs.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





Section Two
Prepayment Premium Analysis

Total Cash Flows

			25-Oct-05 25-Sep-05 25-Aug-05 25-Jul-05	25-Jun-05 25-May-05
Remitted by Servicers	$14,646	  $38,352   $55,754   $44,449	$40,520
$14,719
Remitted by Trustee	$14,646	  $38,352   $55,754   $44,449	$49,903
$14,719
Difference		$0 	  $0 	    $0        $0 	$9,383 	  $0

Total Collections by the Servicer


				25-Oct-05 25-Sep-05 25-Aug-05 25-Jul-05 25-Jun-05 25-
May-05
Total Paid-Off Loans (A)	  33	    38	      35	 47	    33
35
Total Paid-Off Loans
       with Flags                  6	     5	       7	  7	     3
	      4

Exceptions
Expired Prepayment Clauses         2	     0	       0	  0	     0
	      0
Liquidations 			   0	     0	       0	  0	     0
0
(charge-offs, short sale, REO)
Acceleration of Debt		   0	     0	       0	  0	     0
0
Note did not Allow		   0	     0 	       0	  0	     0
1
Total Exceptions		   0	     0	       0	  0	     0	      1

Other Exceptions
Prohibited under State Statutes	   0	     0	       0	  0	     0
	      0

Loans with Active Prepayment 	   4	     5	       7	  7	     3
3
Premium Flags with Remitted
Premiums ( B )
Loans without Prepayment Flags 	   0	     0	       0	  0	     1
	      0
with Remitted Premiums
Total Loans with Remitted 	   4	     5	       7	  7	     4
3
Prepayment Premiums ( C )
Loans with Active Prepayment 	   4	     5	       7	  7	     3
3
Premiums ( D )
Premiums Remitted for Loans with
Active Prepayment Flags (B/D)      100.00%   100.00%  100.00%  100.00%   100.00%
100.00%
Total Loans with Remitted Premiums
(C/D)	                           100.00%   100.00%  100.00%  100.00%   133.33%
100.00%
Total Loans with Remitted Premiums
to the Total Paid-Off Loans (C/A)  12.12%    13.16%   20.00%   14.89%    12.12%
8.57%

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





Paid-Off Loans with Prepayment Flags for SASCO 2005-GEL2

Mortgage Data Through: September 30, 2005

Clayton State Delinquency Origination PPP  Expiration Payoff   Premium  % of
Premium
  ID            String      Date      Flag    Date    Balance  Remitted  to
Payoff

Balance
6285116	 SC 	 CC36F0   8/26/2004 	2  8/26/2006  $524,160 $5,242	     1%

6284467	 CA 	 CCCCC0   7/14/2004 	3  7/14/2007  $124,006 $4,084	     3%

6284462	 CA 	 CCCCC0   6/21/2004 	3  6/21/2007  $145,484 $4,266	     3%

6285105	 OH 	 CCCCC0   10/18/2004    3  10/18/2007 $105,460 $1,055	     1%







Section Three
Loan-Level Report

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





Loan-Level Report Definitions
FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:
C369
F
The contractually due payment arrived on time.
The contractually due payment had not arrived within thirty days.
The contractually due payment had not arrived within sixty days.
The contractually due payment had not arrived within ninety days.
The property is in the process of foreclosure.
The property is real estate owned (REO).
The mortgage has either liquidated or been paid off.
R0
Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.





SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2 ($418,126) 2/1/2007 -782.41% 6283980 $53,440
$33,411
BPO
6/21/2005
699999
Active
$469,000
$515,000
11%
6%
9/1/2003
1/1/2005
AL
666
Default Reason: (Unknown)
11/10/2005 This loan was added to the Watchlist because the borrower has not made a payment in over six months. Clayton is still waiting for the servicer's response
9/11/2005 A BPO was performed on 6/21/2005, which valued the property at $515,000. This is a 10 percent value increase since origination. Murrayhill asked the servicer regarding senior lien information and strategy for this loan.
for the senior lien information and strategy for the second lien.
7/13/2005 This delinquent second lien is 90+ days delinquent. Murrayhill asked the servicer if an updated valuation has been performed.
1 ($13,102) 1/14/2007 -6.96% 6283986 $188,100
$175,401
Internal Estimate
6/30/2005
36CC33
Monitor
$215,000
$218,998
87%
80%
11/7/2001
7/14/2005
LA
576
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
8/12/2005 The borrower has brought this loan current and Murrayhill has removed this loan from the Watchlist.
6/7/2005 origination will be covered by a primary mortgage insurance policy. This loan had an origination LTV ratio of 88 percent and is not covered by MI. According to the final prospectus supplement, "each mortgage loan secured by a single family property and having a loan-to-value ratio in excess of 80 percent at
MS 7/8/2002 Internal Estimate $24,078 104% 35.65% 1 4/8/2006 $25,000 $8,914
696999 6284000
$23,109 6/30/2005 Monitor $23,246 99% 3/8/2005 481
Default Reason: (Unknown)
This property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. 9/1/2005
8/12/2005 The borrower has been placed on a payment plan which began on 6/8/2005 and is scheduled to go through 8/8/2005. In June 2005, the borrower made a payment.
6/7/2005 According to the final prospectus supplement, no loan will have had a Loan-to-Value Ratio at origination in excess of 95 percent. This loan had an origination LTV of 138 percent and has a current LTV of 96 percent. In addition, this loan is not covered by MI. The final prospectus supplement states, "each mortgage loan policy. secured by a single family property and having a loan-to-value ratio in excess of 80 percent at origination will be covered by a primary mortgage insurance
TX 3/1/1999 Internal Estimate $48,000 63% -71.21% 1 6/1/2006 $30,000 ($21,363)
333336 6284022
33.00% B $27,653 6/30/2005 Monitor - BK $50,168 55% 6/1/2005 537
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 ($52,391) 10/1/2006 -13.86% 6284089 $378,000
$350,631
Internal Estimate
6/30/2005
CCCCCC
Monitor
$492,000
$462,059
77%
76%
5/1/2000
9/1/2005
MS
546
Default Reason: (Unknown)
9/1/2005 This property is at risk because FEMA restricts flood insurance claims to $250,000. This property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. This loan has an unpaid principal balance of $351,171.
TX 1/1/2003 BPO $785,000 80% -4.63% 1 5/1/2006 $628,000 ($29,079) CC36FF 6284153

$606,969 7/7/2005 Monitor $728,000 83% 4/1/2005 669
Default Reason: (Unknown)
August 2005. 10/12/2005 The borrower has been set up on a repayment plan which began on 8/5/2005, and is scheduled to go through 4/15/2006. The borrower did not make a payment in
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
1 $150,988 5/1/2006 25.16% 6284183 $600,000
$591,142
BPO
6/10/2005
C36699
Monitor
$750,000
$520,000
80%
114%
2/1/2004
4/1/2005
GA
688
Default Reason: (Unknown)
is still showing as not received as of October 31st data, Clayton will look for servicer to begin foreclosure process. 10/19/2005 This loan was added to the Watchlist based on large balance, value decline and delinquency. Payment plan was started but payment was not made. If payment
8/12/2005 The borrower was set up on a payment plan which began on 6/30/2005 and scheduled through 3/15/2006. A payment was not applied to this loan in June 2005.
1 $128,505 2/1/2007 35.69% 6284228 $360,000
$355,466
BPO
4/18/2005
FFFFFF
Monitor
$450,000
$305,500
80%
116%
10/1/2004
1/1/2005
AL
685
Default Reason: (Unknown)
10/12/2005 As of 8/31/2005, this property has not gone to foreclosure sale. Murrayhill asked the servicer to explain the delay.
explain the delay. 9/11/2005 This property did not have a foreclosure sale in July 2005. If this loan does not proceed to foreclosure sale by August 2005, Murrayhill will ask the servicer to
8/12/2005 According to the servicer response, there is no reason indicated as to why the property value declined. The servicer stated that the valuations would be sent, but
6/3/2005
to date, Murrayhill has not received them.
This loan entered foreclosure status on 4/29/2005. This property is located in Alabama which has a three month foreclosure state timeline. Based on this timeline, this loan should go to foreclosure sale in July 2005. A BPO performed on 4/18/2005 valued the property at $299,000, this is a 34 percent value decline since origination. Based on this value, Murrayhill is estimating a loss of $134,550, a severity of 37 percent. Murrayhill asked the servicer to provide the original appraisal and most recent BPO to reconcile the large value decline. Murrayhill will continue to monitor this loan to ensure it proceeds through the foreclosure process in a timely manner.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $136,782 3/1/2007 16.57% 6284275 $825,000
$809,343
Internal Estimate
6/30/2005
CCCCCC
Monitor
$1,100,000
$790,867
75%
102%
7/1/2004
9/1/2005
LA
654
Default Reason: (Unknown)
9/1/2005 This property is at risk because FEMA restricts flood insurance claims to $250,000. This property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. This loan has an unpaid principal balance of $810,417.
TX 2/1/2002 Appraisal $110,000 111% -22.66% 1 10/1/2006 $122,212 ($27,696)
C33663 6284295
16188882 40.00% B $121,233 10/22/2004 Monitor - Pay Plan $123,000 99% 7/1/2005
528
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
1 6284301 ($26,332)
16870158
8/1/2006
36.84%
-38.98%
B
$67,550
$66,286
BPO
7/12/2005
CC3FF9
Monitor - Pay Plan
$77,000
$86,000
88%
77%
5/1/2002
5/1/2005
TX
514
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
1 6284317 ($14,770)
18114543
10/1/2006
29.41%
-21.72%
B
$68,000
$66,817
BPO
6/5/2005
FFFFFF
Monitor
$80,000
$80,000
85%
84%
1/1/2003
1/1/2005
NY
600
Default Reason: (Unknown)
7/13/2005 This loan entered foreclosure status on 4/13/2005. This property is located in New York which has a eight month foreclosure state timeline. Based on this is 30 days delinquent. Both properties are multi-unit investment properties. Limited documentation was used to qualify the borrower at origination. timeline, this loan should go to foreclosure sale in December 2005. The property securing Murrayhill ID number 6284329 is also owned by the same borrower and
NJ 1/1/2005 Internal Estimate $613,000 70% 13.80% 1 12/1/2006 $429,000 $59,222
369FFF 6284384
$428,609 6/30/2005 Monitor $484,011 89% 2/1/2005 494
Default Reason: (Unknown)
is enough equity to pursue foreclosure. Clayton has asked the servicer for an updated BPO. 10/25/2005 As of 9/30/2005 data the loan has gone to foreclosure but the servicer has not yet ordered a BPO. Clayton has reviewed comparable sales and it appears that there
9/11/2005 This loan entered foreclosure status on 7/27/2005. Based on New Jersey foreclosure timelines, this loan should go to foreclosure sale in May 2006. 6/6/2005 This loan has been added to the Watchlist because it is an early payment default, low documentation was used to qualify the borrower at origination, and it is a cash-out refinance. In addition, this loan has a high unpaid principal balance of $428,609.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $94,545 6/1/2007 21.10% 6284401 $448,000
$448,000
BPO
7/9/2005
CC3F66
Monitor - Pay Plan
$560,000
$460,000
80%
97%
1/1/2005
6/1/2005
NY
563
Default Reason: (Unknown)
10/31/2005 Clayton received the BPO dated 7/9/2005 which shows a property value of $460,000. It appears the data that Clayton received from the servicer showing a value
10/12/2005 The borrower has been set up on a repayment plan which began on 9/5/2005 and is scheduled to go through 3/5/2006. A payment was applied to the loan in of $265,000 should have been $460,000.
August 2005, and the borrower is now 60 days delinquent.
property at $265,000. This is a 53 percent value decline since origination. Murrayhill asked the servicer to explain the large value decline. This loan entered 9/11/2005 This loan has been added to the Watchlist because Murrayhill is estimating a loss of $267,075, a severity of 60 percent. A BPO performed on 7/9/2005 valued this foreclosure status on 7/19/2005. Based on New York foreclosure timelines, this loan should go to foreclosure sale in March 2006.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
2 $1,507 8/1/2006 6.02% 6283957 $25,000
$24,907
BPO
6/27/2005
699699
Monitor
$123,000
$155,000
20%
16%
8/1/2004
4/1/2005
AZ
494
Default Reason: (Unknown)
11/10/2005 Servicer responded stating the demand letter expires 11/20/05 and will be reviewed for foreclosure at that time.
10/12/2005 Since the senior lien is not in foreclosure status, Murrayhill asked the servicer if it considered initialing foreclosure on the second lien.
appears there is enough equity in this property to pursue foreclosure from a second lien position. 9/11/2005 The borrower failed the repayment plan. The senior lien is 90+ days delinquent and has a unpaid principal balance of $99,285. Based on a value of $155,000, it
8/15/2005 According to the 6/30/2005 investor reporting file, the servicer stopped advancing for this loan.
8/12/2005 The borrower was set up on a payment plan which began on 7/29/2005. A payment of $685 was applied to this loan on that day. To date, the borrower is 7/13/2005 This second lien has been added to the Watchlist because Murrayhill is estimating a loss of $34,093, a severity of 136 percent. According to the servicer system performing on the repayment plan.
the senior lien is 90+ days delinquent and has a balance of $99,917. A repayment plan is pending for this loan. Murrayhill will continue to monitor to ensure the borrower is set up on a repayment plan .
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 $38,670 8/1/2006 28.43% 6284426 $136,000
$135,296
BPO
5/31/2005
FF9999
Monitor - BK
$170,000
$129,000
80%
105%
6/1/2004
1/1/2005
MI
547
Default Reason: (Unknown)
has been filed. 10/12/2005 As of 8/31/2005, no post-petition payments have been applied. If no payments are applied to this loan by October 2005, Murrayhill will ask if a motion for relief
8/12/2005 The borrower filed Chapter 13 bankruptcy on 6/9/2005. Murrayhill will continue to monitor to ensure post-petition payments are made.
7/13/2005 A BPO performed on 5/31/2005 valued this property at $129,000, a 24 percent value decline since origination. This loan entered foreclosure status on 5/3/2005.
though the foreclosure process in a timely manner. Based on Michigan foreclosure timelines, this property should go to foreclosure in July 2005. Murrayhill will continue to monitor this loan to ensure it proceeds
LA 10/1/2004 BPO $75,000 85% 31.84% 1 7/1/2006 $63,750 $20,303 FFFFFF 6284429
$63,649 8/11/2005 Monitor $64,000 99% 1/1/2005 473
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita. This county had severe damage.
This property is located in an area that has been declared a disaster area as a result of Hurricane Katrina. 9/1/2005
6/6/2005 will continue to monitor this loan to ensure it proceeds though the foreclosure process in a timely manner. This loan entered foreclosure status on 5/3/2005. Based on Louisiana foreclosure timelines, this loan should go to foreclosure sale in November 2005. Murrayhill
NH 8/9/1990 BPO $110,000 34% -252.75% 2 4/9/2006 $37,600 ($95,035) CCC3C3
6284553
$20,402 8/20/2003 Monitor $165,000 12% 7/9/2005 529
Default Reason: (Unknown)
11/2/2005 This loan was added to the Watchlist because of major flooding that occurred in New Hampshire on 10/26/2005. FEMA has declared that public and individual assistance is available to Hillsborough County.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
 2005 Clayton Fixed Income Services Inc. All rights reserved.
SASCO 2005-GEL2 Loan-Level Report
*
Mortgage Data Through: September 30, 2005
Watchlist
Orig Amount OLTV  Delinquency
Status
Lien
Group
Severity
MI Type
Est (Gain)/Loss
MI Certificate
Liq. Date
Coverage CLTV
Valuation
Valuation Date
Orig. Appr.
Current Value Current Bal
State
FICO
First Pmt.
Last Paid Dt. Loan Number
1 ($198,501) 4/14/2006 -359.60% 6284710 $55,200
$33,254
BPO
8/16/2005
36FFFF
Monitor
$124,000
$260,000
45%
13%
10/14/1992
2/14/2005
MA
561
Default Reason: (Unknown)
10/12/2005 A BPO was performed on 8/16/2005 which valued the property at $260,000. This represents a value increase of $136,000 or 110 percent since origination. Clayton
8/12/2005 This loan entered foreclosure status on 6/15/2005. Based on Massachusetts foreclosure timelines, this loan should go to foreclosure sale in October 2005.
will continue to monitor this loan and ensure that any excess proceeds from the foreclosure sale will be applied to the second lien.
Murrayhill will continue to monitor both the first and second lien to ensure the servicers bid from the correct lien position.
to the borrower on 5/2/2005. The combined LTV ratio for these two loans is 37 percent. 7/13/2005 The second lien for this property is also contained within this portfolio. Murrayhill ID 6284927 is also 60 days delinquent. A Notice of Intent to foreclose was sent
TX 8/1/1999 Internal Estimate $1,075,000 70% -14.96% 1 9/1/2006 $750,000
($112,231) CCC333 6284970
$700,637 6/30/2005 Monitor - Pay Plan $943,649 74% 7/1/2005 634
Default Reason: (Unknown)
10/12/2005 This property is located in an area that has been declared a disaster area as a result of Hurricane Rita.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Section Four
Analytics

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL2 Delinquent Balance Over Time
Mortgage Data Through: September 30, 2005
AsOfDate	30 Days         60 Days	        90 Days	       Foreclosure
	REO
4/30/2005	4254843.69	1694330.21	0		1372214.08	0
5/31/2005	5711813.8	2724480.69	716841.99	1507109.25	0
6/30/2005	6314300.26	3172272.77	1029058.5	2032257.09	0
7/31/2005	7448312.08	3394076.79	990904.78	4669834.51	0
8/31/2005	3891506.65	1600334.56	1625574.36	6252932.71	0
9/30/2005	6545860.56	1413773.36	2152037.2	4550017.26	0

copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL2 Delinquent Count Over Time
Mortgage Data Through: September 30, 2005

AsOfDate	30 Days	60 Days	90 Days	Foreclosure	REO
30-Sep-05	44	13	22	28		0
31-Aug-05	31	15	14	35		0
31-Jul-05	65	17	13	28		0
30-Jun-05	51	19	11	16		0
31-May-05	45	29	9	8		0
30-Apr-05	44	15	0	8		0


copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



SASCO 2005-GEL2 Conditional Prepayment Rates
Mortgage Data Through: September 30, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA	12-Month MA
9/30/2005	10/25/2005	35.75%	36.00%
8/31/2005	9/25/2005	32.98%	38.04%
7/31/2005	8/25/2005	39.11%	37.71%
6/30/2005	7/25/2005	41.72%
5/31/2005	6/25/2005	31.89%
4/30/2005	5/25/2005	38.96%


copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


SASCO 2005-GEL2 Historical SDA Performance
Mortgage Data Through: September 30, 2005
Weighted	Monthly
Date	Average Age	Default Amt	Default Rate	CDR (F-R)	SDA Curve	SDA %
30-Sep-05	51.80	$0	0.00%	0.00%	0.60%	0%
31-Aug-05	50.08	$0	0.00%	0.00%	0.60%	0%
31-Jul-05	49.12	$0	0.00%	0.00%	0.60%	0%
30-Jun-05	44.75	$0	0.00%	0.00%	0.60%	0%
31-May-05	43.94	$0	0.00%	0.00%	0.60%	0%
30-Apr-05	43.00	$0	0.00%	0.00%	0.60%	0%

Averages:	47.12	$0	0.00%	0.00%	0.60%	0%



copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.